UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.     )

Filed by the Registrant  ☒                              Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under Rule 14a-12

PATTERSON-UTI ENERGY, INC.

(Name of registrant as specified in its charter)

(Name of person(s) filing proxy statement, if other than the registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.
☐

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

*** Exercise Your Right to Vote *** Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to Be Held on June 29, 2017. PATTERSON-UTI ENERGY, INC. PATTERSON-UTI ENERGY, INC. 10713 WEST SAM HOUSTON PARKWAY NORTH SUITE 800 HOUSTON, TX 77064 You are receiving this communication because you hold shares in the company named above. This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side). We encourage you to access and review all of the important information contained in the proxy materials before voting. E30087-P94340

Before You Vote How to Access the Proxy Materials How To Vote Please Choose One of the Following Voting Methods The Board of Directors recommends you vote FOR the following: 1. Election of Directors Nominees: 01) Mark S. Siegel 05) Curtis W. Huff 02) Charles O. Buckner 06) Terry H. Hunt 03) Michael W. Conlon 07) Tiffany J. Thom 04) William Andrew Hendricks, Jr. The Board of Directors recommends you vote FOR proposals 2, 3 and 4. 2. Approval of amendment and restatement of Patterson-UTI’s 2014 Long-Term Incentive Plan. 3. Ratification of the selection of PricewaterhouseCoopers LLP as the independent registered public accounting firm of Patterson-UTI for the fiscal year ending December 31, 2017. 4. Approval of an advisory resolution on Patterson-UTI’s compensation of its named executive officers. The Board of Directors recommends you vote “ONE YEAR” on the following proposal: 5. Advisory vote on the frequency of future advisory votes on executive compensation. NOTE: Such other business as may properly come before the meeting or any adjournment thereof. E30089-P94340 E30090-P94340

Voting Items The Board of Directors recommends you vote FOR the following: 1. Election of Directors Nominees: 01) Mark S. Siegel 05) Curtis W. Huff 02) Charles O. Buckner 06) Terry H. Hunt 03) Michael W. Conlon 07) Tiffany J. Thom 04) William Andrew Hendricks, Jr. The Board of Directors recommends you vote FOR proposals 2, 3 and 4. 2. Approval of amendment and restatement of Patterson-UTI’s 2014 Long-Term Incentive Plan. 3. Ratification of the selection of PricewaterhouseCoopers LLP as the independent registered public accounting firm of Patterson-UTI for the fiscal year ending December 31, 2017. 4. Approval of an advisory resolution on Patterson-UTI’s compensation of its named executive officers. The Board of Directors recommends you vote “ONE YEAR” on the following proposal: 5. Advisory vote on the frequency of future advisory votes on executive compensation. NOTE: Such other business as may properly come before the meeting or any adjournment thereof.